NASDAQ:NGHC Investor Presentation Fourth Quarter 2013

Forward Looking Statements 2 This presentation contains certain forward-looking statements that are intended to be covered by the safe harbors created by The Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this presentation are forward-looking statements, including statements accompanied by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project” and “continue” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” These statements include the plans and objectives of management for future operations, including those relating to future growth of the Company’s business activities and availability of funds, and are based on current expectations that involve assumptions that are difficult or impossible to predict accurately many of which are beyond the control of the Company. There can be no assurance that actual developments will be consistent with our assumptions. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties. The projections and statements in this presentation speak only as of the date of this presentation and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

National General Holdings Corp. Key Statistics 3 Ticker Symbol* NGHC Current Price $14.00 (as of close of trading on 3/20/2014) Market Capitalization $1.3 billion Dividend $0.01 per share quarterly / 0.3% annual dividend yield 12/31/13 BVPS $8.08 ($8.80 pro forma for 144A follow on offering) Price/BVPS 1.74x (1.59x pro forma for 144A follow on offering) Analyst Coverage  Bijan Moazami – Guggenheim Securities  Adam Klauber, CFA – William Blair & Company, L.L.C.  Randy Binner – FBR Capital Markets & Co. Company Contacts  Mike Weiner, CFA – Chief Financial Officer, (212) 380-9492, Mike.Weiner@NGIC.com  Dean Evans – Director of Investor Relations, (212) 380-9462, Dean.Evans@NGIC.com We are a specialty personal lines insurance holding company that provides personal and commercial auto, homeowners’, accident and health, and various other niche insurance products in the U.S. and internationally *Shares trade on the NASDAQ Global Market following 144A Follow-On Offering priced at $14.00 per share on 2/19/2014.

Ownership Structure and Affiliate Relationships 4  Significant management ownership aligns with interests of investors  Chairman/CEO and family own 48.8% of the company National General Holdings Corp.  NASDAQ: NGHC – $1.3 bn market cap  Personal Lines P&C holding company  Legacy GMAC auto insurance business  AFSI has additional 13.2% common ownership of NGHC Maiden Holdings  NASDAQ: MHLD – $0.8 bn market cap  Reinsurance company  Karfunkel Family ownership 28% ACP Re  Privately owned by Michael Karfunkel  Bermuda based Reinsurance Company  Acquirer of TWGP legacy business AmTrust Provides National General • IT system development for a fee • Asset management services for a fee • Quota share capital support until Aug. 2013 Maiden Provided National General • Quota share capital support until Aug. 2013 ACP Re Provided National General • Quota share capital support until Aug. 2013 National General Provides ACP Re • Accounting and management for a fee AmTrust Financial  NASDAQ: AFSI – $2.3 bn market cap  Commercial Lines P&C holding corp.  Karfunkel Family ownership 59%

National General Historical Overview 5 Michael Karfunkel/ Legacy Companies  Over 40 years experience in the financial services industry  Holds significant interests in insurance, banking and real estate companies  Co-Founder and former President/Co-Owner of American Stock Transfer & Trust Company National General  Founded in 2010 by Chairman and CEO Michael Karfunkel and AmTrust Financial to acquire GMAC’s Personal Auto Insurance business  Immediately began developing new policy administration system to replace three legacy systems  Reduced budgeted expenses by $40 mm Repositioning  Added A&H segment through acquisition of underwriter, distribution and small employer group business  Expanded into Sweden, Bermuda and Luxembourg Capital Raise  Completed private placement in June 2013 of 21.88 mm shares at $10.50 per share, resulting in $213 mm of net proceeds  Terminated 50% P&C quota share to retain 100% of underwriting income  Follow on private placement in February 2014 of 13.6 mm shares at $14.00 per share, resulting in $178.5 mm of net proceeds What’s Next: 2014 and Beyond  Tower transaction expected to close in summer 2014  Continue developing A&H business  Grow through strategic, accretive acquisitions

National General Today

National General

- Top 20 writer of U.S. personal auto insurance
- $1.3 bn of GWP in 2013
- "A-" rating from A.M. Best
- 2,100 employees
- Over 1 million customers
- Over a dozen affinity relationships
- Over 19,000 independent agents & brokers
- $2.8 billion of assets

Tower Personal Lines

- Top 10 writer of homeowners in key states[1]
- Expect access to over $650 mm of gross and managed premium
- Over 1,000 independent agents

Property & Casualty		Accident & Health	Tower Personal Lines
Affinity	**Agency**	**Direct & Agency**	**Tower Home / Auto**
$357 mm 2013 GWP	**$953 mm 2013 GWP**	**$180 mm 2013 mgd. GWP**	**~$650 mm 2012 mgd. GWP**
▪ Entered in 1953 ▪ Customized auto product and pricing for affinity groups (white label) - One of the top writers of RV coverage in U.S. via Good Sam and others - General Motors and distributors' employees ▪ Long-term distribution relationships - Top 10 relationships have been in place for over 10 years	▪ Entered in 1939 ▪ Auto insurance for sub-standard, preferred, and standard risks ▪ Motorcycle and commercial vehicle insurance ▪ Operating in selected states	▪ Entered in 2012 ▪ Provides niche supplemental and non-major medical insurance to individuals and small employer groups - Accident coverage - Limited medical/hospital indemnity - Short term medical - Cancer/critical illness coverage - Stop loss - Travel accident/trip cancellation - Dental/vision coverage	▪ Origins date back to late 1800s ▪ Provides homeowners', auto, package and umbrella coverage primarily in the Northeast ▪ Established relationships with large national insurers to offer homeowners coverage - This book of business has its origins dating back almost 40 years (OneBeacon, Commercial Union) - Relationships with significant distribution partners

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1. Tower personal lines key states include: CA, CT, MA, ME, NH, NJ, NY, RI, VT.

National General Holdings Corp.

Product Mix

2013 Product Mix



A&H
2%
Other
1%
RV/Packaged
12%
Commercial
Auto
9%
Personal
Auto
76%

$1.3 billion GWP

- Broad mix of business in multiple locations minimizes risk.
- Sub-standard and commercial auto primarily offered through independent agents.
- Standard and preferred auto primarily offered through affinity groups (includes RV).
- Non-major medical accident and health offered through brokers, employer groups, independent agents and in-house call center.

2013 Product Mix
Pro Forma for Tower Personal Lines Acquisition



RV/Packaged
8%
A&H
1%
Other
1%
Commercial
Auto
6%
Homeowners
24%
Personal
Auto
60%

~$2.0 billion managed & GWP

NOTE: Pro Forma Product Mix includes Tower Group total gross premiums of $454.6 mm (80% Homeowners and 20% Personal Auto), and Reciprocal gross premiums of $221.2 million (52% Homeowners and 48% Personal Auto). Pro Forma Product Mix representation is for illustrative purposes only, should not be viewed as a projection of our future product mix, and does not include non-renewals or reinsurance impact on the Tower book.

7

National General
Holdings Corp.

Geographic Distribution 8  We believe that our geographic and product mix creates limited exposure to catastrophic events.  We are licensed to operate in 50 states and the District of Columbia.  6 key states comprise nearly 75% of our total GWP. 2013 Geographic Mix $1.3 billion GWP North Carolina 27% New York 14% California 14% Florida 7% Virginia 6% Michigan 7% Other States 25% North Carolina 18% New York 25% California 13% Florida 5% Virginia 4% Michigan 4% Connecticut 3% Massachussets 3% New Jersey 6% Other States 19% NOTE: Pro Forma Product Mix includes Tower Group total gross premiums of $454.6 mm and Reciprocal gross premiums of $221.2 million. Pro Forma Geographic Mix representation is for illustrative purposes only, should not be viewed as a projection of our future geographic mix, and does not include non-renewals or reinsurance impact on the Tower book. ~$2.0 billion managed & GWP 2013 Geographic Mix Pro Forma for Tower Personal Lines Acquisition

Key Metrics ($ in millions) 9 $1,178.9 $1,351.9 $1,338.8 $322.5 $317.7 2011 2012 2013 4Q12 4Q13 Gross Premium Written $31.2 $19.3 $60.2 ($5.4) $6.8 2011 2012 2013 4Q12 4Q13 Pre-QS P&C Underwriting Income $30.7 $26.7 $46.8 ($0.0) $10.1 2011 2012 2013 4Q12 4Q13 Operating Earnings $361.6 $413.0 $642.9 2011 2012 2013 Total Equity $821.4* * Reflects follow-on 144a capital raise, closed Feb 2014.

Our Advantage 10 Proven Leadership and Experienced Management Team  Highly experienced and capable management team  History of creating shareholder value in previous ventures Focus on Profitability, Disciplined Underwriting and Expense Management  Better risk selection  Improved margins  Sophisticated analytics Agency Distribution Network and Long-Standing Affinity Partnerships  19,000 independent agents and brokers  Cost effective distribution  Increases loyalty and enhances relationships Focus on Opportunistic Acquisitions  Acquisitions of carriers with good underwriting and high expenses  Renewal rights transactions and book rolls  New products, distribution, and underwriting teams State of the Art New Policy Administration System (NPS)  Implementation expected to lead to lowered expense ratio  Retired 3 legacy systems Fee Income  Generate stable fee income to supplement premium income  Increases our capital flexibility  Continued growth expected via A&H expansion Expanding A&H segment  Adds value to our customers and agents  Predictable, complementary line of business  Significant market potential We believe that our focus on specialty markets and niche distribution channels provides us with the greatest opportunity for achieving superior long-term growth and profitability. Leadership and Experienced Management

Management Team 11 Name Background Michael Karfunkel Chairman, Chief Executive Officer  Over 40 years experience in the financial services industry  Holds significant interests in insurance, banking and real estate companies  Co-Founder and former President and Co-Owner of American Stock Transfer & Trust Company, Chairman of AmTrust Financial Services (AFSI) Byron Storms President – P&C Operations  More than 19 years of experience in the personal lines insurance industry  Previously worked at Farmers Insurance, Foremost Insurance and Bristol West Insurance Michael Weiner Chief Financial Officer  More than 19 years experience in the financial services and insurance industry  Previously worked at Cerberus, Citigroup, KPMG LLP and Bankers Trust Co. Michael Murphy EVP – A&H Operations  More than 30 years experience in the health insurance industry  Previously worked at Coventry Healthcare, United Health Group and CIGNA Tom Newgarden Chief Product / Analytics Officer  More than 20 years experience in insurance industry  Previously worked at Safeco and AIG Dave Koegel Chief Actuary  More than 30 years of experience in the insurance industry  Previously worked at ISO, AIG, American Re, Deloitte & Touche, Image Re and AmTrust Tower Personal Lines Acquisition (Expected to close in Summer of 2014)  Expect to retain a substantial number of employees

Illustrative ROE Target 12 We are targeting a medium-term ROE of at least 15% across market cycles Near Term Earnings Drivers  Completion of quota share run-off  Reinsurance of Tower  Integration of Tower personal lines business  Real estate cost savings  Legacy system retirement  Increased A&H scale *Illustrative example only; not based on actual results. Combined Ratio (92%-94%) 92.0% Underwriting Profit 8.0% Operating Leverage (NPE / Average Equity) 1.8x ROE from Underwriting 14.4% Investment Yield 3.5% Investment Leverage (Cash & Investments / Equity) 2.0x ROE from Investing 7.0% Pre-Tax ROE 21.4% Effective Tax Rate 28.0% ROE to Common Shareholders 15.4%

The Companies and Partners of National General 13 * *Tower Group Personal Lines acquisition expected to close Summer of 2014.

History of Disciplined Growth

- **1939:** Motors Insurance Corporation ("MIC") is formed by GMAC
- **1980:** MIC, as subsidiary of MIC General Insurance Group ("MICG") starts offering automobile liability insurance to GM employees
- **1991:** GMAC Insurance purchases the National General Insurance Companies, allowing it to provide insurance through affinity groups and provide a broader products offering to GM and GMAC employees
- **1997:** GMAC Insurance purchases Integon, the NC-based insurance group with independent agency distribution in 20 states
- **1999:** MICG, National General Insurance and Integon start operating under the GMAC Insurance name
- **2001:** GMAC Insurance launches GMAC Insurance online
- **2006:** GMAC Insurance acquires MEEMIC and GM sells 51% controlling interest in GMAC to a consortium of investors led by Cerberus Capital Management
- **2008:** GMAC launches strategic review of insurance operations
- **Mar 2010:** ACAC (n/k/a NGHC) purchases GMAC Insurance
- **Jul 2011:** Renewal Rights to American Modern
- **Sep 2011:** Acquisition of Agent Alliance
- **Dec 2011:** Acquisition of ClearSide General
- **Feb 2012:** Acquisition of Velapoint/AHCP
- **Sep 2012:** Acquisition of TABS companies from the Coca Cola Bottlers Association
- **Nov 2012:** Acquisition of NHIC
- **Apr 2013:** Acquisition of Euro Accident
- **2013:** Form European life and non-life insurers
- **Apr 2014:** Acquisition of Personal Express
- **Summer 2014 (expected):** Acquisition of Tower Group Personal Lines

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National General Holdings Corp.

Fee Income 15 Service and Fee Revenue ($ in millions) $53.5 $66.1 $93.7 $127.5 $24.8 $34.5 2010* 2011 2012 2013 4Q12 4Q13  We charge policy service fees (including fees for installment or renewal policies, non- sufficient funds, late payments, cancellations and various financial responsibility filing fees) which are generally designed to offset expenses incurred in the administration of our insurance business.  We also collect service fees as commissions and general agent fees by selling policies issued by third-party insurance companies, on which we do not bear underwriting risk.  Fee income increases our capital flexibility.  Continued growth expected via A&H rollout.  Core agency auto states are the primary contributor to fee income.  Fee income from the Reciprocal Exchanges acquired in the Tower Group Personal Lines transaction (expected to close Summer 2014) will provide an additional area of growth for fee income. * Period from March 1, 2010 (Inception) to December 31, 2010.

Expanding A&H Business is an Opportunity 16  A&H Segment operates in the U.S. and Europe.  Following the implementation of PPACA we expect significant demand for supplemental products.  We believe our combination of P&C and A&H distribution is a significant competitive advantage.  Currently $74 million of U.S. based controlled premium is written via other carriers on an agency basis – pending approval of product filings, we expect to be able to transition a significant portion of this premium to our carrier. Key Products Distribution Channels Target Customers Accident/AD&D Call Center Agency (Velapoint) Uninsured/Underinsured Limited Medical/Hospital Indemnity Independent Agency (AHCP) Existing P&C Customers Short Term Medical Worksite Marketing (TABS) Small-to-Mid Sized Employers Cancer/Critical Illness Large 3rd Party General Agencies Stop Loss Term Life Dental/Vision

Reduced Reliance on Reinsurance 17 Termination of our 50% quota share agreement to retain 100% of the GWP will lead to increased retained premium and underwriting income in 2014 and beyond. $ 5 .7 m m UW In c o m e $ 1 0 .1 m m UW I n c o m e $ 6 .4 m m U W Inc o m e $ 3 .6 m m U W Inc o m e 9 0% 9 6% 9 9% 1 0 0% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1Q13 2Q13 3Q13 4Q13 1Q14E 2Q14E 3Q14E 4Q14E NWP/GWP Retention 2013 Full Year: $25.8 mm UW Income

Conservative Investment Portfolio 18 AAA 7.7% AA+, AA, AA- 41.4% A+, A, A- 20.1% BBB+, BBB, BBB- 23.2% BB+ or lower 4.1% US Treasury 3.5% 2013 Average Yield: 3.9% Composition by Asset Class ($ in millions) Fixed Income Composition by Ratings Fixed Income Portfolio * Equity Investments in Unconsolidated Subsidiaries is predominantly our investment in Life Settlement Contracts. Fair Value % of 12/31/2013 Portfolio Equities Preferred Stock $4.3 0.4% Common Stock 1.9 0.2% Fixed Maturities Corporate Bonds 491.8 44.0% Residential MBS 269.4 24.1% Municipal Bonds 99.6 8.9% U.S. Treasuries 31.6 2.8% Commercial MBS 8.1 0.7% Total Investment Portfolio 906.8 81.2% Other Cash & Cash Equivalents 73.8 6.6% Other Investments 2.9 0.3% Short Term Investments 0.0 0.0% Equity in Unconsolidated Subs. 133.2 11.9% Total Investments $1,116.7 100.0%

Capital Position 19  A portion of the new equity raised in the February 144A Private Placement to be contributed to regulated insurance companies to support 100% retention of business.  We expect to raise $200 mm in additional debt in 2Q 2014 to support the acquisition of the Tower Personal Lines business.  We expect to retire the existing $81.1 mm of debt in conjunction with the new debt raise.  The reduction of our quota share will create increased retained earnings in 2014 and future years. Capital Position ($ millions) 12/31/2013 Common Stock $0.8 Additional Paid-in-Capital $437.0 Retained Earnings $197.6 Accumulated Other Comprehensive Income $7.4 Total Equity $642.8 - Existing Debt ($81.1) + Expected New Debt $200.0 + February 144A Private Placement Proceeds $178.5 Total Pro Forma Capital $940.2 Debt to Equity Ratio 31% Debt to Capital Ratio 21%

Investment Opportunity 20 We are a diversified insurance holding company with the ability to leverage a unique portfolio of differentiated products to generate industry leading underwriting and overall profitability, driven by:  Strong Premium Growth – through continued selective acquisitions, the integration of a homeowners product offering, a reduction in our reliance on reinsurance, further expansion of A&H lines, and additional technology-driven product offerings, we expect to continue to produce strong top line growth.  Disciplined Expense Management – driven by our new policy administration system, state of the art technology and an intense focus on expenses, we aim to produce peer-group leading expense ratios.  Focus on Acquisitions – we expect the Tower Personal Lines transaction to boost 2014 results, and we will continue to look at opportunistic M&A as a way to build our company.  A&H Opportunity – post-PPACA implementation, we expect significant demand for supplemental products, and we believe our combination of P&C and A&H distribution is a substantial competitive advantage.  Experienced Management Team – our senior management team has extensive experience in insurance and financial services, with a track record of delivering shareholder value (as demonstrated through previous public and non-public companies).  Strong Balance Sheet – our balance sheet is well positioned with a conservative investment portfolio, a solid capital position, and adequate reserves. We are targeting a medium-term ROE of at least 15% across market cycles

Appendix

Summary Income Statement

($ in thousands)

	2012	2013	%Chg	4Q12	4Q13	%Chg
Revenues:						
Gross premium written	$1,351,925	$1,338,755	-1.0%	$322,527	$317,739	-1.5%
Net premium written	632,494	679,316	7.4%	141,136	201,673	42.9%
Change in unearned premiums	(58,242)	8,750	-115.0%	9,942	13,561	36.4%
Net earned premium	574,252	688,066	19.8%	151,078	215,234	42.5%
Ceding commission income	89,360	87,100	-2.5%	25,074	13,999	-44.2%
Service, fees, and other income	93,739	127,541	36.1%	24,793	34,488	39.1%
Expenses:						
Loss and loss adjustment expense	402,686	462,124	14.8%	118,057	151,994	28.7%
Acquisition costs and other	110,771	134,887	21.8%	29,419	40,622	38.1%
General and administrative	246,644	280,552	13.7%	70,826	71,102	0.4%
Total expenses	**760,101**	**877,563**	**15.5%**	**218,302**	**263,718**	**20.8%**
Net investment income	30,550	30,808	0.8%	7,569	8,715	15.1%
Net realized gain (loss) on investments	16,612	1,200	-92.8%	756	(263)	-134.8%
Other than temporary impairment losses	0	(2,869)		0	(2,869)	
Other revenue	3,728	16	-99.6%	3,760	0	-100.0%
Equity in earnings (loss) of unconsolidated subs	(1,338)	1,274	-195.2%	1,355	1,726	27.4%
Interest expense	1,787	2,042	14.3%	445	586	31.7%
Income before provision for income taxes	45,015	53,531	N/M	(4,362)	6,726	N/M
Provision for income taxes	12,309	11,140	-9.5%	(4,931)	(1,252)	-74.6%
Net Income	**32,706**	**42,391**	**N/M**	**569**	**7,978**	**N/M**
Operating Earnings (1)	$26,698	$46,821	N/M	($49)	$10,061	N/M
Net Loss Ratio (2)	70.1%	67.2%		78.1%	70.6%	
Net Expense Ratio (3)	30.4%	29.1%		33.4%	29.4%	
Net Combined Ratio (4)	100.5%	96.3%		115.5%	100.0%	

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National General Holdings Corp.

* For footnotes 1-4, please see Additional Disclosures slide on page 29 of this presentation.

23 2011 2012 2013 Assets Cash and investments $961 $992 $1,117 Premiums and other receivables, net 388 450 449 Deferred acquisition costs 58 60 60 Reinsurance recoverable on unpaid losses 921 991 951 Prepaid reinsurance premiums 74 54 51 Premises and equipment, net 21 31 30 Goodwill & Intangible assets 77 113 80 Other assets 25 21 101 Total Assets $2,525 $2,713 $2,838 Liabilities and Stockholders' Equity Liabilities: Unpaid loss and loss adjustment expense reserves $1,218 $1,287 $1,259 Unearned premiums & other service revenue 450 196 476 Reinsurance & Accounts payable 181 210 185 Securities under repurchase 74 87 110 Notes payable 86 70 81 Other Liabilities $154 451 84 Total Liabilities $2,163 $2,300 $2,195 Stockholders' Equity Total Stockholders' Equity $362 $413 $643 Total Liabilities and Stockholders' Equity $2,525 $2,713 $2,838 Balance Sheet Highlights ($ in thousands)

24 Non-GAAP Reconciliation ($ in thousands) Non-GAAP Financial Measures References to operating earnings and basic and diluted operating EPS are Non-GAAP financial measures defined by the Company as net income and basic earnings per share excluding after-tax net realized investment gain or loss on securities, equity in earnings (losses) of unconsolidated subsidiaries, and non-cash amortization of certain intangible assets. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. generally accepted accounting principles. Three-Months Ended December 31, Year Ended December 31, 2013 2012 2013 2012 Net income $7,978 $569 $42,391 $32,706 Add (subtract) net of tax: Net realized gain (loss) on investments 171 (491) (780) (10,798) Other than temporary impairment losses 1,865 0 1,865 0 Equity in earnings of unconsolidated subsidiaries (1,122) (881) (828) 870 Non cash amortization of certain intangible assets 1,169 754 4,173 3,920 Operating earnings attributable to NGHC $10,061 ($49) $46,821 $26,698 Operating earnings per common share: Basic operating earnings per common share $0.13 ($0.00) $0.72 $0.59 Diluted operating earnings per common share $0.13 ($0.00) $0.65 $0.46

Segment Performance Quarter/Quarter ($ in thousands) 25 P&C A&H Corporate P&C A&H Corporate Gross premium written- Direct $316,307 $6,220 - $309,220 $8,519 - Net premium written 135,109 6,027 - 193,284 8,389 - Change in unearned premiums 9,941 1 - 13,565 (4) - Net earned premium 145,050 6,028 - 206,849 8,385 - Ceding Commission Income 25,074 - 13,999 - Service, Fees, and Other Income 18,761 6,032 - 19,756 14,732 - Loss and Loss adjustment expense 106,299 11,758 - 142,591 9,403 - Acquistion costs and other 25,977 3,442 - 33,659 6,963 - General and administrative 69,051 1,775 - 60,669 10,433 - - - Underwriting income (12,442) (4,915) - 3,685 (3,682) - Net investment income 7,569 8,715 Net realized gains (losses) 756 (3,132) Other Revenue 3,760 - Equity in earnings of unconsolidated subs 1,355 1,726 Interest expense (445) (586) Provision for income taxes (4,931) (1,252) Net income attributable to NGHC ($12,442) ($4,915) $17,926 $3,685 ($3,682) $7,975 4Q 2012 4Q 2013

26 Segment Performance Year/Year ($ in thousands) Full Year 2012 Full Year 2013 P&C A&H Corporate P&C A&H Corporate Gross premium written- Direct $1,343,658 $8,267 - $1,305,254 $33,501 - Net premium written 624,453 8,041 - 646,100 33,216 - Change in unearned premiums (58,243) 1 - 8,749 1 - Net earned premium 566,210 8,042 - 654,849 33,217 - Ceding Commission Income 89,360 - - 87,100 - - Service, Fees, and Other Income 77,373 16,366 - 82,752 44,789 - - - Loss and Loss adjustment expense 387,628 15,058 - 435,989 26,135 - Acquistion costs and other 99,699 11,072 - 110,509 24,378 - General and administrative 241,046 5,598 - 252,345 28,207 - Underwriting income 4,570 (7,320) - 25,858 (714) - Net investment income 30,550 30,808 Net realized gains (losses) 16,612 (1,669) Other Revenue 3,728 16 Equity in earnings of unconsolidated subs (1,338) 1,274 Interest expense (1,787) (2,042) Provision for income taxes (12,309) (11,140) Net income attributable to NGHC $4,570 ($7,320) $35,456 $25,858 ($714) $17,247

Luxembourg Reinsurance Companies 27  We have purchased three Luxembourg Reinsurance Companies (LRC) since 2012.  Purchasing an LRC is not unique to NGHC or AmTrust, and LRC’s are not significant to our bottom-line.  From an accounting standpoint, the treatment of LRCs strictly adheres to GAAP accounting rules.  LRC’s are sold at a discount in order to limit seller’s taxes, and include equalization reserves which are best described as equivalent to redundant reserves.  Equalization reserves are released through intercompany reinsurance agreements approved by Luxembourg authorities, and the release of redundant reserves allows for the recognition of the discounted value of the business purchased.  There is no impact on loss ratio from intercompany reinsurance agreements. Cash $135.4 ER $129.6 Capital $5.8 Cash $135.4 DTL $38.9 Capital $125.6 Goodwill $29.0 T a r g e t Pre Acquisition Lux Accounting Standard Post Acquisition US GAAP Convert to US GAAP Transaction example: Capgemini Reinsurance Company S.A. (renamed NGHC Lux Re I) acquired for $125.6 million in August 2012. The acquired company was a reinsurer with no liabilities, $135.4 million in cash, $5.8 million in capital and $129.6 million in equalization reserves.

Life Settlement Contracts (LSC) 28  A life settlement contract (LSC) is a contract between the owner of a life insurance policy and a third party who obtains the ownership and beneficiary rights of the underlying life insurance policy.  As of December 31, 2013, we have a 50% ownership interest in the LSC Entities that hold certain life settlement contracts, and the fair value of these contracts owned by the LSC Entities is $233.0 million, with our proportionate interest being $116.5 million.  Our investments in LSC entities currently represent 271 policies with a face value of $1.8 billion as of 12/31/2013.  The following tables summarize data utilized in estimating the fair value of the portfolio of life insurance policies as of December 31, 2013, as well as the sensitivity of the fair value given an increase/decrease in the life expectancy pertaining to the underlying policies or the discount rate used to determine the fair value of the policies: ($ in thousands) Change in life expectancy Plus 4 Months Minus 4 Months Investment in life policies: December 31, 2013 ($29,537) $31,313 Change in discount rate(7) Plus 1% Minus 1% Investment in life policies: December 31, 2013 ($20,055) $22,605 ($ in thousands) December 31, 2013 Average age of insured 80.1 years Average life expectancy, months(5) 131 Average face amount per policy $6,611 Effective discount rate(6) 14.20% * For footnotes 5-7, please see Additional Disclosures slide on page 29 of this presentation. See also the additional risk factors and disclosures set forth in our public filings.

Additional Disclosures 29 (1) References to operating earnings and basic and diluted operating EPS are Non-GAAP financial measures defined by the Company as net income and basic earnings per share excluding after-tax net realized investment gain or loss on securities, equity in earnings (losses) of unconsolidated subsidiaries, and non-cash amortization of certain intangible assets. Please see the Non-GAAP Financial Measures slide in this presentation for important information about the use of these Non-GAAP measures and their reconciliation to GAAP. (2) Calculated by dividing net loss and loss adjustment expenses by net premiums earned. (3) Calculated by dividing general and administrative expenses plus acquisitions costs and other expenses less service, fees, and other income less ceding commission income by net premiums earned. (4) Calculated by adding together loss and loss expense ratio and net expense ratio. (5) Standard life expectancy as adjusted for specific circumstances. (6) Effective Discount Rate ("EDR") is the LSC Entities estimated internal rate of return on its life settlement contract portfolio and is determined from the gross expected cash flows and valuation of the portfolio. The valuation of the portfolio is calculated net of all reserves using a 7.5% discount rate. The EDR is implicit of the reserves and the gross expected cash flows of the portfolio. The LSC Entities anticipate that the EDR's range is between 12.5% and 17.5% and reflects the uncertainty that exists surrounding the information available as of the reporting date. As the accuracy and reliability of information improves (declines), the EDR will decrease (increase). (7) Discount rate is a present value calculation that considers legal risk, credit risk and is a component of EDR.

NASDAQ:NGHC